Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 1 of 9

HMBT 2005-1
FICO SCORE GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	COMBO LTV
- 639	0.94	5.171	4.906	3.875	6.375	278,788.72	352	2	350	85.33	630.24	2.503	46	0.702	0.702	12.834	2.238	87.34
G01	0.07	4.320	4.015	4.250	4.375	394,981.00	300	3	297	86.58	634.00	2.015	2	5.000	5.000	12.000	1.710	86.58
G02	0.08	4.444	4.069	3.875	5.625	229,500.00	317	3	314	81.70	634.04	2.198	3	3.584	3.584	12.000	1.823	87.53
G03	0.21	4.966	4.716	4.500	5.125	290,906.12	360	3	357	83.01	630.40	2.573	33	0.000	0.000	13.000	2.323	83.01
G04	0.47	5.392	5.142	4.375	5.875	284,925.00	360	2	358	85.63	628.98	2.642	58	0.000	0.000	13.000	2.392	88.62
G05	0.10	5.763	5.513	5.375	6.375	230,264.33	360	0	360	90.77	629.21	2.322	84	0.000	0.000	13.000	2.072	90.77
640 - 659	5.26	4.920	4.652	3.500	6.875	273,260.52	343	2	341	79.05	652.23	2.415	38	0.937	0.937	12.702	2.148	86.25
G01	0.47	3.978	3.652	3.500	4.500	269,593.32	300	3	297	82.11	653.86	1.849	2	3.257	3.257	12.000	1.523	91.16
G02	1.10	4.440	4.140	3.750	6.875	336,480.97	303	3	301	78.81	650.44	2.149	3	3.102	3.102	12.000	1.849	84.26
G03	1.06	4.938	4.688	4.375	5.750	271,088.34	360	2	358	78.39	651.32	2.523	34	0.000	0.000	13.000	2.273	88.79
G04	2.48	5.274	5.024	4.500	5.875	257,122.75	360	2	358	78.70	652.95	2.577	58	0.000	0.000	13.000	2.327	84.94
G05	0.16	5.352	5.102	4.625	5.750	222,979.11	360	2	358	81.57	654.74	2.671	82	0.000	0.000	13.000	2.421	88.92
660 - 679	9.59	4.920	4.646	3.125	6.750	209,490.43	342	2	340	79.58	669.34	2.389	37	1.211	1.203	12.697	2.115	90.62
G01	1.18	4.000	3.679	3.125	4.500	260,474.00	300	3	297	78.60	670.96	1.944	2	3.722	3.722	12.000	1.623	88.07
G02	1.73	4.215	3.880	3.500	6.750	218,346.51	303	3	299	77.94	669.65	2.014	3	4.181	4.137	12.000	1.679	89.72
G03	2.14	5.033	4.783	4.125	6.250	214,372.47	360	2	358	80.13	669.09	2.554	34	0.000	0.000	13.000	2.304	89.28
G04	3.99	5.334	5.084	4.375	6.125	194,297.84	360	2	358	80.51	669.02	2.573	58	0.000	0.000	13.000	2.323	92.63
G05	0.55	5.668	5.418	4.875	6.625	195,840.32	360	2	358	77.97	668.21	2.556	82	0.000	0.000	13.000	2.306	89.57
680 - 699	14.68	4.861	4.587	3.375	6.875	232,519.86	336	2	334	78.16	689.68	2.343	33	1.507	1.430	12.605	2.069	87.99
G01	3.15	4.058	3.749	3.375	4.500	296,078.07	300	3	297	76.74	690.01	1.936	1	4.073	3.945	12.000	1.627	84.58
G02	2.66	4.381	4.068	3.375	6.875	268,414.76	301	3	298	76.21	690.39	2.071	3	3.500	3.227	12.000	1.759	84.80
G03	2.58	5.068	4.818	4.000	6.000	202,473.30	360	2	358	79.53	689.74	2.556	34	0.000	0.000	13.000	2.306	90.41
G04	5.32	5.349	5.099	4.375	6.375	209,105.68	360	2	358	79.12	689.15	2.568	58	0.000	0.000	13.000	2.318	90.26
G05	0.98	5.554	5.304	5.000	6.000	220,553.20	360	2	358	79.16	689.33	2.612	82	0.000	0.000	13.000	2.362	88.90
700 - 719	16.15	4.816	4.543	3.375	6.625	236,386.96	338	2	336	77.61	709.10	2.338	35	1.587	1.561	12.628	2.065	86.11
G01	3.27	4.007	3.702	3.375	4.500	300,009.57	300	3	297	77.10	708.66	1.915	2	4.247	4.247	12.000	1.611	83.97
G02	2.74	4.229	3.908	3.500	6.375	264,984.45	302	3	298	77.66	709.10	2.064	3	4.279	4.125	12.000	1.743	85.18
G03	2.79	5.024	4.774	3.875	6.000	219,546.14	360	2	358	78.45	710.13	2.555	34	0.000	0.000	13.000	2.305	88.39
G04	6.28	5.278	5.028	4.250	6.625	213,845.53	360	2	358	77.54	708.82	2.543	58	0.000	0.000	13.000	2.293	86.55
G05	1.07	5.549	5.299	5.000	6.000	213,546.39	360	2	358	77.27	709.43	2.563	82	0.000	0.000	13.000	2.313	86.49
720 - 739	15.31	4.806	4.528	3.375	6.500	226,236.34	338	2	336	78.13	729.15	2.336	35	1.487	1.478	12.627	2.058	87.24
G01	2.99	4.050	3.725	3.375	4.500	259,364.96	300	3	297	77.50	729.33	1.917	2	3.933	3.933	12.000	1.592	84.82
G02	2.71	4.191	3.865	3.500	6.500	255,256.26	302	3	299	77.74	729.45	1.987	3	4.056	4.004	12.000	1.662	86.00
G03	2.34	5.042	4.792	4.125	6.250	204,135.23	360	2	358	79.04	728.97	2.541	34	0.000	0.000	13.000	2.291	88.04
G04	6.25	5.234	4.984	4.125	6.250	213,567.59	360	2	358	78.43	729.05	2.579	58	0.000	0.000	13.000	2.329	88.83
G05	1.02	5.492	5.242	5.000	6.375	212,300.74	360	2	358	77.05	728.85	2.540	82	0.000	0.000	13.000	2.290	86.06
740 - 759	14.29	4.802	4.529	3.250	6.375	229,707.97	337	2	335	76.76	750.08	2.332	35	1.447	1.396	12.616	2.059	84.49
G01	3.21	4.107	3.798	3.250	4.500	284,706.86	300	3	297	75.32	749.92	1.955	2	3.674	3.674	12.000	1.646	81.53
G02	2.28	4.250	3.938	3.625	6.000	275,641.71	301	3	298	76.59	750.90	2.041	3	3.908	3.586	12.000	1.729	83.57
G03	1.86	4.896	4.646	4.125	5.875	189,999.80	360	2	358	78.70	749.82	2.559	34	0.000	0.000	13.000	2.309	87.57
G04	5.97	5.243	4.993	4.500	6.375	213,237.70	360	2	358	76.58	749.90	2.545	58	0.000	0.000	13.000	2.295	84.87
G05	0.98	5.492	5.242	5.000	6.250	199,365.25	360	2	358	79.33	750.30	2.513	82	0.000	0.000	13.000	2.263	88.09
760 - 779	13.38	4.785	4.514	2.625	6.125	233,103.26	338	2	335	75.90	769.42	2.320	36	1.540	1.542	12.624	2.048	84.36
G01	2.78	4.077	3.775	2.625	4.625	299,705.17	300	3	297	73.62	770.44	1.926	2	3.913	3.913	12.000	1.624	80.50
G02	2.20	4.158	3.842	3.500	6.125	259,839.25	300	3	297	74.98	766.94	1.987	3	4.438	4.451	12.000	1.671	82.09
G03	1.82	4.977	4.727	4.000	6.000	219,919.08	360	2	358	78.52	769.04	2.580	34	0.000	0.000	13.000	2.330	88.09
G04	5.38	5.193	4.943	4.250	6.125	198,861.05	360	2	358	77.05	769.80	2.546	58	0.000	0.000	12.988	2.296	86.32
G05	1.21	5.451	5.201	4.750	6.000	277,355.28	360	1	359	73.80	770.44	2.432	83	0.000	0.000	13.000	2.182	83.06

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 2 of 9

HMBT 2005-1
FICO SCORE GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	COMBO LTV
780 - 799	8.62	4.844	4.565	3.250	6.125	221,666.14	339	2	337	75.22	788.22	2.328	38	1.247	1.252	12.647	2.049	82.60
G01	1.56	4.105	3.785	3.500	4.500	267,783.38	300	3	297	75.49	787.52	1.934	2	3.492	3.492	12.000	1.614	83.52
G02	1.49	4.184	3.838	3.250	5.000	207,301.89	300	3	297	74.45	788.43	1.991	3	3.570	3.598	12.000	1.646	81.00
G03	1.01	5.010	4.760	4.250	6.000	167,809.40	360	2	358	77.72	787.67	2.534	34	0.000	0.000	13.000	2.284	84.79
G04	3.63	5.217	4.967	4.375	6.125	214,784.38	360	2	358	75.86	788.16	2.534	58	0.000	0.000	13.000	2.284	83.75
G05	0.94	5.501	5.251	4.625	5.875	313,115.31	360	1	359	70.90	789.85	2.503	83	0.000	0.000	13.000	2.253	76.88
800 - 819	1.77	4.871	4.587	3.625	6.750	194,515.65	341	2	339	73.53	805.82	2.316	40	1.085	1.085	12.683	2.032	80.43
G01	0.32	4.233	3.890	3.750	4.500	192,932.18	300	3	297	66.78	806.01	2.022	2	3.874	3.874	12.000	1.679	70.99
G02	0.25	4.161	3.786	3.625	4.875	158,651.33	300	3	297	78.99	808.19	1.913	3	2.840	2.840	12.000	1.538	84.59
G03	0.24	5.129	4.879	4.750	6.125	166,918.74	360	2	358	79.51	806.21	2.464	34	0.000	0.000	13.000	2.214	88.96
G04	0.80	5.157	4.907	4.625	5.750	208,764.69	360	2	358	73.18	804.28	2.511	58	0.000	0.000	13.000	2.261	81.79
G05	0.17	5.375	5.125	5.000	6.750	263,270.87	360	1	359	71.30	808.73	2.314	83	0.000	0.000	13.000	2.064	73.36
TOTAL	100.00	4.837	4.563	2.625	6.875	229,798.72	338	2	336	77.48	724.70	2.345	36	1.417	1.393	12.637	2.070	86.14

Current Balance
CURRENT BALANCE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
- 50,000.99	0.01	0.02	0.00	0.00	0.00	0.01
50,001.00 - 100,000.99	3.07	3.75	3.93	3.44	2.82	3.46
100,001.00 - 150,000.99	10.53	14.08	20.76	20.22	14.58	17.00
150,001.00 - 200,000.99	9.69	11.12	17.52	17.43	17.62	14.90
200,001.00 - 250,000.00	9.07	11.46	11.84	13.48	11.94	11.92
250,000.01 - 300,000.00	9.10	8.62	10.71	10.35	9.00	9.78
300,000.01 - 350,000.00	7.30	6.72	7.15	7.50	12.62	7.64
350,000.01 - 400,000.00	7.58	7.72	4.42	6.37	6.21	6.51
400,000.01 - 450,000.00	4.53	6.10	4.33	4.20	5.95	4.74
450,000.01 - 500,000.00	6.20	3.10	4.58	3.73	2.98	4.17
500,000.01 - 550,000.00	2.75	1.38	2.39	2.09	5.27	2.37
550,000.01 - 600,000.00	3.64	3.37	1.94	2.57	2.93	2.84
600,000.01 - 650,000.00	3.31	2.63	4.25	2.01	0.81	2.64
650,000.01 - 700,000.00	3.54	2.49	0.76	0.30	0.86	1.41
700,000.01 - 750,000.00	1.03	0.76	0.83	0.64	0.00	0.72
750,000.01 - 800,000.00	2.23	1.21	0.45	0.35	2.95	1.06
800,000.01 - 850,000.00	0.79	0.44	0.47	0.38	0.00	0.45
850,000.01 - 900,000.00	1.70	1.40	0.48	0.38	0.00	0.80
900,000.01 - 950,000.00	0.43	0.48	0.00	0.21	0.00	0.25
950,000.01 - 1,000,000.00	2.38	3.11	1.66	1.33	0.00	1.79
1,000,000.01 - 1,500,000.00	9.59	4.48	1.51	2.64	3.47	4.15
1,500,000.01 - 2,000,000.00	1.54	2.73	0.00	0.36	0.00	0.91
2,000,000.01 - 2,500,000.00	0.00	1.28	0.00	0.00	0.00	0.22
2,500,000.01 - 3,000,000.00	0.00	1.56	0.00	0.00	0.00	0.27
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 3 of 9

Current Gross Coupon
CURRENT GROSS COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
2.625 - 2.749	0.13	0.00	0.00	0.00	0.00	0.03
3.125 - 3.249	0.08	0.00	0.00	0.00	0.00	0.01
3.250 - 3.374	0.43	0.08	0.00	0.00	0.00	0.10
3.375 - 3.499	1.66	0.21	0.00	0.00	0.00	0.35
3.500 - 3.624	2.27	1.49	0.00	0.00	0.00	0.69
3.625 - 3.749	5.49	2.94	0.00	0.00	0.00	1.55
3.750 - 3.874	9.90	8.01	0.00	0.00	0.00	3.26
3.875 - 3.999	11.07	10.73	0.16	0.00	0.00	3.98
4.000 - 4.124	15.03	9.52	0.45	0.00	0.00	4.57
4.125 - 4.249	19.43	16.08	0.96	0.04	0.00	6.63
4.250 - 4.374	10.98	11.68	0.79	0.06	0.00	4.25
4.375 - 4.499	17.55	10.68	2.69	0.36	0.00	5.75
4.500 - 4.624	5.72	12.24	7.00	1.06	0.00	4.75
4.625 - 4.749	0.25	5.23	6.12	2.31	0.39	2.89
4.750 - 4.874	0.00	5.69	12.98	3.40	0.43	4.47
4.875 - 4.999	0.00	2.86	15.57	6.89	0.20	5.80
5.000 - 5.124	0.00	0.22	12.95	9.89	5.47	6.52
5.125 - 5.249	0.00	0.18	9.58	13.12	4.95	7.25
5.250 - 5.374	0.00	0.00	11.27	19.37	12.80	10.58
5.375 - 5.499	0.00	0.06	6.31	16.27	13.06	8.56
5.500 - 5.624	0.00	0.18	4.34	12.68	16.51	7.05
5.625 - 5.749	0.00	0.21	2.15	6.84	18.22	4.46
5.750 - 5.874	0.00	0.33	2.73	4.11	15.52	3.28
5.875 - 5.999	0.00	0.00	2.54	2.38	9.75	2.07
6.000 - 6.124	0.00	0.32	1.11	0.80	1.47	0.66
6.125 - 6.249	0.00	0.13	0.15	0.14	0.29	0.13
6.250 - 6.374	0.00	0.00	0.15	0.15	0.08	0.09
6.375 - 6.499	0.00	0.08	0.00	0.06	0.22	0.05
6.500 - 6.624	0.00	0.20	0.00	0.00	0.28	0.05
6.625 - 6.749	0.00	0.10	0.00	0.06	0.18	0.05
6.750 - 6.874	0.00	0.32	0.00	0.00	0.19	0.07
6.875 - 6.999	0.00	0.25	0.00	0.00	0.00	0.04
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Current Net Coupon
CURRENT NET COUPLON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
2.250 - 2.374	0.13	0.00	0.00	0.00	0.00	0.03
2.750 - 2.874	0.08	0.00	0.00	0.00	0.00	0.01
2.875 - 2.999	0.09	0.08	0.00	0.00	0.00	0.03
3.000 - 3.124	0.92	0.00	0.00	0.00	0.00	0.17
3.125 - 3.249	2.25	0.65	0.00	0.00	0.00	0.54
3.250 - 3.374	3.62	2.96	0.00	0.00	0.00	1.20
3.375 - 3.499	6.14	5.00	0.00	0.00	0.00	2.03
3.500 - 3.624	11.29	11.21	0.00	0.00	0.00	4.08

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 4 of 9

Current Net Coupon
CURRENT NET COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.625 - 3.749	13.14	10.08	0.16	0.00	0.00	4.26
3.750 - 3.874	19.06	12.10	0.45	0.00	0.00	5.78
3.875 - 3.999	13.57	15.16	0.96	0.04	0.00	5.36
4.000 - 4.124	18.31	9.53	0.79	0.06	0.00	5.27
4.125 - 4.249	8.66	10.27	2.69	0.36	0.00	3.99
4.250 - 4.374	2.57	9.11	7.00	1.06	0.00	3.61
4.375 - 4.499	0.17	5.41	6.12	2.31	0.39	2.91
4.500 - 4.624	0.00	4.19	12.98	3.40	0.43	4.21
4.625 - 4.749	0.00	1.89	15.57	6.89	0.20	5.63
4.750 - 4.874	0.00	0.18	12.95	9.89	5.47	6.51
4.875 - 4.999	0.00	0.00	9.58	13.12	4.95	7.21
5.000 - 5.124	0.00	0.06	11.27	19.37	12.80	10.59
5.125 - 5.249	0.00	0.18	6.31	16.27	13.06	8.58
5.250 - 5.374	0.00	0.21	4.34	12.68	16.51	7.06
5.375 - 5.499	0.00	0.13	2.15	6.84	18.22	4.45
5.500 - 5.624	0.00	0.21	2.73	4.11	15.52	3.26
5.625 - 5.749	0.00	0.32	2.54	2.38	9.75	2.13
5.750 - 5.874	0.00	0.13	1.11	0.80	1.47	0.63
5.875 - 5.999	0.00	0.00	0.15	0.14	0.29	0.10
6.000 - 6.124	0.00	0.08	0.15	0.15	0.08	0.11
6.125 - 6.249	0.00	0.20	0.00	0.06	0.22	0.07
6.250 - 6.374	0.00	0.10	0.00	0.00	0.28	0.04
6.375 - 6.499	0.00	0.00	0.00	0.06	0.18	0.04
6.500 - 6.624	0.00	0.56	0.00	0.00	0.19	0.11
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Original Loan to Value
LOAN TO VALUE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.01 - 5.00	0.00	0.00	0.00	0.02	0.00	0.01
10.01 - 15.00	0.05	0.00	0.00	0.00	0.00	0.01
15.01 - 20.00	0.00	0.04	0.00	0.03	0.00	0.02
20.01 - 25.00	0.04	0.00	0.00	0.04	0.20	0.04
25.01 - 30.00	0.09	0.10	0.00	0.12	0.25	0.10
30.01 - 35.00	0.10	0.04	0.12	0.17	0.12	0.12
35.01 - 40.00	0.53	0.16	0.00	0.28	0.64	0.29
40.01 - 45.00	1.30	0.64	0.00	0.25	2.69	0.65
45.01 - 50.00	1.35	1.49	0.33	0.45	1.90	0.88
50.01 - 55.00	0.63	0.13	0.28	0.99	0.71	0.64
55.01 - 60.00	2.55	3.31	0.97	2.00	1.14	2.10
60.01 - 65.00	5.00	4.19	1.38	2.01	3.30	2.94
65.01 - 70.00	4.05	4.20	2.43	4.32	2.43	3.81
70.01 - 75.00	12.32	10.75	8.40	5.54	5.11	8.15
75.01 - 80.00	67.60	69.91	80.41	78.79	76.50	75.23
80.01 - 85.00	0.77	0.78	0.29	0.38	0.38	0.51
85.01 - 90.00	1.74	2.77	2.01	2.16	3.19	2.24
90.01 - 95.00	1.88	1.49	3.38	2.45	1.45	2.25
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 5 of 9

Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 - 19	0.17	0.21	0.87	0.57	0.77	0.49
600 - 619	0.00	0.00	0.00	0.04	0.00	0.02
620 - 639	0.21	0.28	0.45	0.53	0.68	0.42
640 - 659	2.45	6.39	0.60	6.11	2.26	5.26
660 - 679	6.23	10.01	13.35	9.84	7.68	9.59
680 - 699	16.57	15.42	16.05	13.12	13.67	14.68
700 - 719	17.23	15.93	17.40	15.48	14.85	16.15
720 - 739	15.76	15.74	14.56	15.41	14.23	15.31
740 - 759	16.89	13.22	11.62	14.71	13.62	14.29
760 - 779	14.63	12.74	11.33	13.28	16.84	13.38
780 - 799	8.20	8.63	6.27	8.95	13.07	8.62
800 - 819	1.66	1.42	1.51	1.96	2.33	1.77
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Original Term
STATED ORIGINAL TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 - 300	100.00	97.79	0.00	0.00	0.00	35.84
301 - 360	0.00	2.21	100.00	100.00	0.00	64.16
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Remaining Term
STATED REM TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 - 300	100.00	97.79	0.00	0.00	0.00	35.84
301 - 360	0.00	2.21	100.00	100.00	0.00	64.16
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 6 of 9

State
STATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
AL	0.00	1.25	0.00	0.00	0.00	0.21
CO	0.00	0.48	0.00	0.00	0.00	0.08
FL	76.88	41.25	58.02	55.49	48.16	56.98
GA	18.42	49.53	37.95	41.54	49.90	38.55
NC	4.14	5.91	3.82	2.87	1.94	3.72
SC	0.35	1.30	0.21	0.10	0.00	0.36
TN	0.21	0.28	0.00	0.00	0.00	0.09
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Loan Purpose
LOAN PURP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Cash Out Refinance	16.44	13.77	12.12	11.00	15.37	13.00
Purchase	72.21	67.35	75.22	76.17	68.60	73.20
Rate/Term Refinance	11.35	18.89	12.66	12.82	16.03	13.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy
OCCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Investor	16.26	9.90	17.62	8.60	3.67	11.37
Owner Occupied	69.05	74.67	71.92	82.21	91.77	77.45
Second Home	14.69	15.44	10.47	9.19	4.56	11.18
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
2-4 Family	1.62	1.47	0.50	1.22	0.74	1
Condominium	17.61	13.81	21.90	15.65	7.49	16
PUD	41.41	39.34	43.40	50.05	58.21	46
Single Family	39.30	44.73	33.76	32.52	33.08	36
Townhouse	0.06	0.66	0.45	0.56	0.48	0
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 15, 2005 11:33AM EST Page 7 of 9

Documentation Code
DOCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Full/Alternative	73.96	81.28	80.26	82.32	81.43	80.16
No Documentation	0.00	1.44	0.00	0.00	0.00	0.25
No Ratio	0.00	0.36	0.05	0.00	0.28	0.09
Stated Income/Full Asset	26.04	16.91	19.25	17.36	18.29	19.30
Stated/Stated	0.00	0.00	0.44	0.32	0.00	0.20
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
YES	100.00	100.00	100.00	100.00	100.00	100.00
10 YEARS	100.00	100.00	39.75	38.55	45.55	61.50
3 YEARS	0.00	0.00	60.25	0.00	0.00	9.67
5 YEARS	0.00	0.00	0.00	61.45	0.00	24.92
7 YEARS	0.00	0.00	0.00	0.00	54.45	3.91
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Index Type
INDEX1	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	18.99
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	81.01
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Months to Roll
ROLL	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 - 2	59.96	36.07	0.00	0.00	0.00	17.60
3 - 8	40.04	63.93	0.00	0.00	0.00	18.62
24 - 26	0.00	0.00	0.05	0.00	0.00	0.01
27 - 29	0.00	0.00	1.13	0.00	0.00	0.18
30 - 32	0.00	0.00	12.25	0.00	0.00	1.97
33 - 35	0.00	0.00	70.72	0.00	0.00	11.35
36 - 38	0.00	0.00	15.85	0.00	0.00	2.54
48 - 50	0.00	0.00	0.00	0.11	0.00	0.04
51 - 53	0.00	0.00	0.00	0.70	0.00	0.28
54 - 56	0.00	0.00	0.00	13.46	0.00	5.46
57 - 59	0.00	0.00	0.00	71.40	0.00	28.95
60 - 62	0.00	0.00	0.00	14.34	0.00	5.82
78 - 80	0.00	0.00	0.00	0.00	3.26	0.23
81 - 83	0.00	0.00	0.00	0.00	81.86	5.88
84 - 86	0.00	0.00	0.00	0.00	14.88	1.07
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

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Gross Margin
MARGIN	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000 - 1.749	18.96	7.60	0.00	0.00	0.00	4.91
1.750 - 1.999	22.35	38.58	0.00	0.00	0.00	10.89
2.000 - 2.249	58.07	20.39	0.00	0.00	0.00	14.54
2.250 - 2.499	0.63	29.71	39.66	38.55	45.55	30.51
2.500 - 2.749	0.00	1.71	0.00	0.00	0.00	0.29
2.750 - 2.999	0.00	0.07	60.34	61.45	54.45	38.52
3.000 - 3.249	0.00	0.47	0.00	0.00	0.00	0.08
3.250 +	0.00	1.46	0.00	0.00	0.00	0.25
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Max Rate
MAX RATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
11.000 - 11.499	0.00	0.00	0.00	0.10	0.00	0.04
12.000 - 12.499	100.00	100.00	0.00	0.00	0.00	36.22
13.000 - 13.499	0.00	0.00	100.00	99.90	100.00	63.74
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Index and Caps
INDEX1 INIT RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	18.99
0.000	21.99	0.00	0.00	0.00	0.00	4.18
5.000	78.01	0.00	0.00	0.00	0.00	14.81
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	81.01
0.000	0.00	21.50	100.00	100.00	100.00	67.49
5.000	0.00	78.50	0.00	0.00	0.00	13.53
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

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Caps
PER RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000	22.41	22.11	10.00	10.00	10.00	71.85
1.000	0.00	2.18	0.00	0.00	0.00	0.38
5.000	77.59	75.70	0.00	0.00	0.00	27.78
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.